UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 28, 2015

ARCTIC CAT INC.

(Exact name of Registrant as Specified in its Charter)

Minnesota	0-18607	41-1443470
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

505 Hwy 169 North, Suite 1000 Plymouth, Minnesota	55441
(Address of Principal Executive Offices)	(Zip Code)

(763) 354-1800

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On January 28, 2015, Arctic Cat Inc. (the “Registrant”) issued a press release regarding the Registrant’s results of operations for the third quarter ended December 31, 2014. The full text of the press release is furnished as Exhibit 99.1 to this Form 8-K.

Item 8.01	Other Events.

On January 28, 2015, the Registrant issued a press release announcing its declaration of a cash dividend of $0.125 per share, payable on or about March 13, 2015 to all shareholders of record as of the close of business on February 27, 2015. The full text of the press release is furnished as Exhibit 99.2 to this Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press release issued on January 28, 2015 regarding the Registrant’s results of operations for the third quarter ended December 31, 2014.

99.2	Press release issued on January 28, 2015 regarding the Registrant’s declaration of a cash dividend.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ARCTIC CAT INC.

By	/s/ CHRISTOPHER T. METZ
Christopher T. Metz
President and Chief Executive Officer

Dated: January 28, 2015

ARCTIC CAT INC.

FORM 8-K CURRENT REPORT

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press release issued on January 28, 2015 regarding the Registrant’s results of operations for the third quarter ended December 31, 2014.

99.2	Press release issued on January 28, 2015 regarding the Registrant’s declaration of a cash dividend.